Tribune Publishing Announces New Board Member, Extends Cooperation Agreement with Alden Global Capital LLC

CHICAGO, July 2, 2020 -- Tribune Publishing Company (NASDAQ: TPCO) today announced that it has extended its cooperation agreement with Alden Global Capital LLC (“Alden”) and has appointed Randall D. Smith of Alden to the Board of Directors, effective immediately. The Board size has been increased from six to seven members.

In addition, the cooperation agreement contains standstill and voting commitments surviving until the conclusion of the Company’s 2021 Annual Meeting, subject to certain exceptions.

“We are pleased to extend our cooperation agreement with our largest stockholder and to welcome Randy to the Board,” said Philip G. Franklin, Chairman of the Board. “Tribune Publishing will continue to focus on our long-term strategy to drive digital growth and invest in high-quality content while reducing legacy costs related to our real estate footprint, printing and distribution operations, and certain corporate functions.”

Alden said, “We are pleased to continue our collaboration with Tribune that pursues our shared goal of ensuring the sustainability of Tribune’s local newspapers well into the future.”

The complete agreement between Tribune Publishing and Alden will be included in a Form 8-K to be filed with the United States Securities and Exchange Commission.

About Tribune Publishing Company
Tribune Publishing Company (NASDAQ: TPCO) is a media company rooted in award-winning journalism. Headquartered in Chicago, Tribune Publishing operates local media businesses in eight markets with titles including the Chicago Tribune, New York Daily News, The Baltimore Sun, Orlando Sentinel, South Florida's Sun Sentinel, Virginia’s Daily Press and The Virginian-Pilot, The Morning Call of Lehigh Valley, Pennsylvania, and the Hartford Courant. In addition to award-winning local media businesses, Tribune Publishing operates Tribune Content Agency and is the majority owner of the product review website BestReviews. Our vision is to engage, inspire and empower our communities every day.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based largely on our current expectations and reflect various estimates and assumptions by us. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward-looking statements. Such risks, trends and uncertainties, which in some instances are beyond our control, include, without limitation, the effect of the novel coronavirus and related governmental and economic responses, changes in advertising demand, circulation levels and audience shares; competition and other economic conditions; our ability to develop and grow our online businesses; changes in newsprint price and availability; our ability to maintain data security and comply with privacy-related laws; economic and market conditions that could impact the level of our required contributions to the defined benefit pension plans to which we contribute; decisions by trustees under rehabilitation plans (if applicable) or other contributing employers with respect to multiemployer plans to which we contribute which could impact the level of our contributions; our ability to maintain effective internal control over financial reporting; concentration of stock ownership among our principal stockholders whose interest may differ from those of other stockholders; and other events beyond our control that may result in unexpected adverse operating results. For more information about these and other risks see Item 1A (Risk Factors) of the Company’s most recent Quarterly Report on Form 10-Q and in the Company’s other reports filed with the United States Securities and Exchange Commission.

The words “believe,” “expect,” “anticipate,” “estimate,” “could,” “should,” “intend,” “may,” “will,” “plan,” “seek” and similar expressions generally identify forward-looking statements. However, such words are not the exclusive means for identifying forward-looking statements, and their absence does not mean that the statement is not forward-looking. Whether or not any such forward-looking statements in fact occur will depend on future events, some of which are beyond our control. Readers are cautioned not to place undue reliance on such forward-looking statements, which are being made as of the date of this press release. Except as required by law, we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations Contact:
Amy Bullis
Tribune Publishing Investor Relations
312.222.2102
abullis@chicagotribune.com

Media Contact:
Max Reinsdorf
Tribune Publishing Media Relations
847.867.6294
mreinsdorf@tribpub.com